ENGINE NO. 1 ETF TRUST

ENGINE NO. 1 TRANSFORM 500 ETF

SUPPLEMENT DATED OCTOBER 11, 2021 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 21, 2021

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information found in the Fund’s Statement of Additional Information.

All references to the amount of shares in a Creation Unit have been updated to 60,000 shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.